SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           25-Sep-01

IndyMac ARM Trust, IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

(Exact name of registrant as specified in its charter)


Delaware             333-56240                13-3633241
(State or Other      (Commission              (I.R.S. Employer
Jurisdiction         File Number)             Identification No.)
of Incorporation)


        245 Park Avenue
        New York, New York                       10167
        (Address of Principal                  (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code        (212) 272-2000


Item 5. Other Events.

On          25-Sep-01a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
            25-Sep-01The Monthly Report is filed pursuant to and
        in accordance with (1) numerous no-action letters (2) current Commission policy in the area.






A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.      Item 1: Legal Proceedings:            NONE

D.      Item 2: Changes in Securities:        NONE

E. Item 4: Submission of Matters to a Vote of Certifi-cateholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

IndyMac ARM Trust, IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

        Beginning
Class   Balance      Principal    Interest
I-A     131,111,808  1,842,758    710,606
II-A    25,620,602   22,550       140,262
XP      100          0            1
III-A-1 224,257,540  951,872      734,443
S       224,257,540  NA           481,736
III-A-2 120,836,043  512,894      655,311
X-1     520,138,373  NA           135,294
X-2     520,138,373  NA           17,338
B-1     6,540,081    4,960        35,479
B-2     4,970,461    3,770        26,964
B-3     2,877,536    2,182        15,610
B-4     1,308,016    992          7,096
B-5     1,308,016    992          7,096
B-6     1,308,170    992          7,097
R-I     0            0            0
R-II    0            0            0

        Principal    Remaining
Class   Loss         Balance
I-A     0.00         129,269,051
II-A    0.00         25,598,052
XP      0.00         100
III-A-1 0.00         223,305,669
S       0.00         223,305,669
III-A-2 0.00         120,323,148
X-1     0.00         516,794,411
X-2     0.00         516,794,411
B-1     0.00         6,535,121
B-2     0.00         4,966,692
B-3     0.00         2,875,353
B-4     0.00         1,307,024
B-5     0.00         1,307,024
B-6     0.00         1,307,178
R-I     0.00         0
R-II    0.00         0

          Beginning
        Current Prin  Principal
Class   Amount       Distribution
I-A     982.89       13.81
II-A    999.24       0.88
XP      1,000.00     0.00
III-A-1 996.70       4.23
S       996.70       NA
III-A-2 996.70       4.23
X-1     993.39       NA
X-2     993.39       NA
B-1     999.25       0.76
B-2     999.25       0.76
B-3     999.25       0.76
B-4     999.25       0.76
B-5     999.25       0.76
B-6     999.25       0.76

R-I     0.00         0.00
R-II    0.00         0.00

                     Remaining
 Class  Interest     Balance
  I-A   5.33         969.07
  II-A  5.47         998.36
   XP   5.50         1,000.00
III-A-1 3.26         992.47
   S    2.14         992.47
III-A-2 5.41         992.47
  X-1   0.26         987.01
  X-2   0.03         987.01
  B-1   5.42         998.49
  B-2   5.42         998.49
  B-3   5.42         998.49
  B-4   5.42         998.49
  B-5   5.42         998.49
  B-6   5.42         998.49

  R-I   0.00         0.00
  R-II  0.00         0.00

                     Group 1      Group 2     Group 3

Sch Bal              135,946,382  26,549,952  357,642,039
Sch Prin             104,023      20,320      270,122
PrePay               1,742,434    2,942       1,204,121
Liq Proc             0            0           0
Ins Proc             0            0           0
Tot. Prin            1,846,457    23,261      1,474,244

Real. Loss           0            0           0
Agg. Real. Loss      0            0           0
Avg. Loss Sev.       0            0           0
End Bal              134,099,925  26,526,690  356,167,796
 net of REO          134,099,925  26,526,690  356,167,796
# of Loans           397          32          947

Gross Int            840,864      164,407     2,239,618
Radian Fe            25,649       4,056       69,009
Loss Adv.            1,133        221         2,980
Serv. Fee            42,483       8,297       111,763
LPMI Fee             1,596        0           3,368
Net Inet             770,003      151,833     2,052,498

PPIS                 4,503        0           2,453
Comp Int             4,503        0           2,453
Net PPIS             0            0           0

Net Serv fee         37,980       8,297       109,310

Ppay Pen.            0            0           0

Tot Coll:            2,616,459    175,094     3,526,742

viii)  Advances (Based on payments made through the Determination Date)
Current              716,321      136,894     1,862,676
Agg. Outst.          755,334      136,894     1,888,095

x)  Mortgage Loans which incurred a Realized Loss during the Prepayment Period


xvi)  Book Value of REO Propertys


xvii)  Realized Losses allocated to Certificates
Class   Current LosseAggregate Losses
B-1     0.00         0.00
B-2     0.00         0.00
B-3     0.00         0.00
B-4     0.00         0.00
B-5     0.00         0.00
B-6     0.00         0.00

xxi)  Supplemental PMCurrent      Aggregate
Claims PCount        0.00         0.00
        Principal Bal0.00         0.00
Claims SCount        0.00         0.00
        Principal Bal0.00         0.00
Claims DCount        0.00         0.00
        Principal Bal0.00         0.00
                     0.00         0.00


iv) Delinquency Information for Mortgage Loans as of the end
 of the Prior Calendar Month (exclusive
of Mortgage Loans in Foreclosure and REO)
Group 1 Count        Sched Bal    Act Bal
All Loan397          134,099,925  134,180,152
30-59   5            1,638,753    1,640,516
60-89   3            1,685,251    1,688,622
90+     0            0            0
FC      0            0            0
REO     0            0            0
Total   8            3,324,004    3,329,138


Group 2 Count        Sched Bal    Act Bal
All Loan32           26,526,690   26,541,709
30-59   0            0            0
60-89   0            0            0
90+     0            0            0
FC      0            0            0
REO     0            0            0
Total   0            0            0


Group 3 Count        Sched Bal    Act Bal
All Loan947          356,167,796  356,366,863
30-59   8            3,562,704    3,567,897
60-89   0            0            0
90+     0            0            0
FC      0            0            0
REO     0            0            0
Total   8            3,562,704    3,567,897

                     Group 1      Group 2     Group 3
WAC                  7.422%       7.431%      7.515%
WA Net Rate          6.797%       6.863%      6.887%
WAM                  357          357         357

Sen %                0.9644       0.9650      0.9649
Sen PP%              1.0000       1.0000      1.0000
Sub %                0.0356       0.0350      0.0351
Sub PP%              0.0000       0.0000      0.0000

Stop Loss Amount at beginning of period       20,943,882
Reduction in Stop Loss Amount during current P0
Current Stop Loss Amount                      20,943,882


IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

STATEMENT TO CERTIFICATEHOLDERS



DISTRIBUTION SUMMARY
        Beginning
Class   Balance      Principal
III-A-1 224,257,540  951,872

                     Principal    Remaining
Class   Interest     Loss         Balance
III-A-1 709,962      0            223,305,669

                     Beginning
                     Current Prin Principal
Class   Cusip        Amount       Distribution
III-A-1 45660VAA5    996.70       4.23

                     Remaining
Class   Interest     Balance
III-A-1 3.16         992.47


Available Funds:
A)  Payments from Underlying Certificates (Classes III-A-1 and S)
                                              2,168,052
       Plus :  Swap Payment to the Grantor Trust
                                              0
       Minus:   Swap Payment from the Grantor Trust
                                              506,218
        Net Available Funds
                                              1,661,834

B)  Payments to Grantor Trust Certificates
                                              1,661,834
     Difference Between A & B                 (0)
Days in Interest Accrual Period   29
LIBOR+.35%                        3.930%
                                  SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this
report to be signed on its behalf by the
undersigned hereunto duly authorized.
                                  Bank One, NA
                     By: /s/ Sandra Whalen
                     Name:        Sandra Whalen
                     Title:       Trust Officer
                                  Bank One

        Dated:       9/30/01